UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2004

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

(Exact name of registrant as specified in its charter)

Pennsylvania	1-14841	22-2476703
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Franklin Plaza Burlington, NJ	08016-4907
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (609) 386-2500

N/A

(Former Name or Former Address, if Changes Since Last Report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)	Exhibits.

Exhibit	Description
99.1	Press Release, dated May 18, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 18, 2004, the Registrant issued a press release announcing earnings for the fiscal year ended March 31, 2004. The full text of the press release issued by the Registrant on May 18, 2004 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN ELECTRONIC PUBLISHERS, INCORPORATED

By:	/s/ Arnold D. Levitt
Name:	Arnold D. Levitt
Title:	Senior Vice President,
Chief Financial Officer

Date: May 19, 2004